John Iannone Senior Vice President, Investor & Public Relations 304-905-7021 Investor Presentation (Q1 2020) (WSBC financials as of Q4 2019)

Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2018 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), including WesBanco’s Form 10-Q for the quarters ended March 31, June 30, and September 30, 2019, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.wesbanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed under “Risk Factors” in Part I, Item 1A of WesBanco’s Annual Report on Form 10-K. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, that the businesses of WesBanco and Old Line may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the merger of WesBanco and Old Line may not be fully realized within the expected timeframes; disruption from the merger of WesBanco and Old Line may make it more difficult to maintain relationships with clients, associates, or suppliers; the effects of changing regional and national economic conditions; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve, the FDIC, the SEC, FINRA, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward looking statements. Forward-Looking Statements

In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as tangible common equity/tangible assets; net income excluding after-tax merger-related expenses; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC. Non-GAAP Financial Measures

Key Differentiators Balanced loan and deposit distribution across footprint Diversified earnings streams built for long-term success Strong market positions in economically diverse, major markets with positive demographic trends Robust legacy deposit base, enhanced by shale gas royalties Balanced and Diversified with Unique Long-Term Advantages Distinct and Well-Executed Long-Term Growth Strategies Legacy of Credit Quality, Risk Management, and Shareholder Focus Diversified growth engines with distinct strategies and established lending and wealth management teams Solid fee income generation led by wealth management Focus on positive operating leverage built upon a culture of expense management Strong legacy of credit quality and regulatory compliance Seven consecutive “outstanding” CRA ratings since 2003 Critical, long-term focus on shareholder return through earnings growth and effective capital management History of successful franchise-enhancing acquisitions WesBanco – an evolving regional financial services institution, with a community bank at its core, focused on enhancing shareholder value

Balanced and Diversified

- Strong market positions across legacy and major metropolitan markets
- Balanced loan and deposit distribution across diverse regional footprint
- Diversified revenue generation engines supported by unique advantages
- Well-executed long-term growth strategies

Strong Market Positions in Major Markets



Ohio
Pennsylvania
Indiana
West Virginia
Kentucky
Virginia
Indianapolis
Dayton
Columbus
Cincinnati
Louisville
Fort Knox
Frankfort
Lexington
Huntington
Charleston
Morgantown
Wheeling
Pittsburgh
Baltimore
Washington D.C.
Lexington Park
#14
#13
#15
#11
#1
#1
#9
#3
#10
#13
#16
#5
State rankings: KY #11; MD #9; OH #15; WV #3

Broad and Balanced Market Distribution



Loans
MD 26%
WV 20%
OH 24%
PA 12%
IN 4%
KY 14%
Deposits
MD 22%
WV 27%
OH 19%
PA 12%
IN 4%
KY 16%

Note: loan and deposit data as of 12/31/2019; location data as of 1/31/2020; market share based on 2019 MSA deposit rankings (approximated on map by circles) (Pittsburgh MSA excludes BNY Mellon; Washington, D.C. MSA excludes E*Trade Financial Corp.; state of OH excludes National Consumer Cooperative Bank) (source: S&P Global Market Intelligence)

4

Investment Rationale Balanced financial services company with a diversified earnings stream and a strong legacy of credit and risk management Disciplined growth that delivers positive operating leverage Emphasis on customer service to ensure relationship value that meets customer needs efficiently and effectively Focus on shareholder value through earnings growth and effective capital management Distinct, and well-executed, long-term growth strategies built upon unique long-term advantages Core funding advantage driven by Marcellus and Utica shale regions Presence in diversified major markets supported by positive demographics and established lending and wealth management teams Solid wealth management business led by century-old, $4.7B trust operation Fundamental focus on expenses, enhanced by the “Wheeling advantage” WesBanco – well-positioned for continued, high-quality growth Note: assets as of 12/31/2019

Strategies for Long-Term Success

Long-Term Growth Strategies Focus on Delivering Positive Operating Leverage Strong Legacy of Credit Quality, Risk Management, and Compliance Diversified Loan Portfolio with C&I and Home Lending Focus Long History of Strong Wealth Management Capabilities Retail Banking Service Strategies & Core Deposit Advantage Franchise-Enhancing Expansion within Contiguous Markets

Diversified Loan Portfolio Focus on strategic diversification, growth, and credit quality Balance disciplined loan origination with prudent lending standards Focus on C&I and home equity lending Key offerings include treasury management, foreign exchange, cyber security, and lockbox services Average loans to average deposits ratio of 90.8% provides opportunity for continued loan growth Low cost of deposits provides a competitive advantage in the typical higher cost Mid-Atlantic market Manageable lending exposure, with no significant concentrations to the energy, hotel, and retail industries $10.3 Billion Loan Portfolio Note: loan and deposit data as of quarter ending 12/31/2019; C&I and CRE diversification data represents loan balances as of 12/31/2019 Five-Year CAGR Loan Category C&I HELOC Comm’l R/E (Total) Residential R/E Consumer Total 21% 15% 24% 15% 9% Organic 6% 5% 2% 1% (6%)

Private Banking $770MM in private banking loans and deposits 2,750+ relationships Growth opportunities from shale-related private wealth management Expansion in Kentucky, Indiana, and Mid-Atlantic Strong Wealth Management Capabilities Note: assets, loans, deposits, and clients as of 12/31/2019; chart financials as of 12/31 unless otherwise stated Private Banking Loans and Deposits (as of 12/31) ($MM) Trust & Investments $4.7B of trust and mutual fund assets under management 6,000+ relationships Growth opportunities from shale-related private wealth management Expansion in Kentucky, Indiana, and Mid-Atlantic WesMark Funds – six proprietary funds across equities, bonds, and tactical Securities Brokerage Securities investment sales Licensed banker program Investment advisory services Regional player/coach program Expand external business development opportunities Expansion in Kentucky, Indiana, and Mid-Atlantic CAGR 41% Insurance Personal, commercial, title, health, and life Expand title business in all markets Applied quotation software utilization (personal) Third-party administrator (TPA) services for small business healthcare plans Trust Assets (Market Value as of 12/31) ($B) CAGR 4%

Focus on Positive Operating Leverage Disciplined growth, balanced by a fundamental focus on expense management and supported by franchise-enhancing acquisitions, in order to deliver positive operating leverage and enhance shareholder value Note: financial data as of 12/31; current year-to-date (YTD) data as of 12/31/2019; balance sheet data as of period ends; please see the reconciliations in the appendix YCB Merger (Sep-16) ESB Merger (Feb-15) Fidelity Merger (Nov-12) $10B Asset Threshold Preparations Begun Lending & Revenue Diversification Strategy Begun Assets up 191% Efficiency Ratio down 745bp FTSB Merger (Apr-18) FFKT Merger (Aug-18) OLBK Merger (Nov-19) “Durbin Amendment” Impact Begun (Jul-19)

Pennsylvania Long-Term Funding and Growth Advantages Source: demographic data pulled April 2018 (source: S&P Global Market Intelligence); Marcellus & Utica shale data from US Department of Energy and PA Department of Community and Economic Development Columbus Morgantown Charleston Huntington ? Shale Formations & Infrastructure Marcellus Shale region Utica Shale region Shell cracker plant proposed cracker plant proposed Appalachia storage ? Wheeling Marcellus and Utica shale basins are largest natural gas fields in the U.S. Largest economic renaissance in Western PA since the dawn of the steel industry in the early-1900s Significant downstream manufacturing and other businesses to evolve Projected to have a 5-7x multiplier effect on associated business activity Represents a core funding advantage for WesBanco with monthly deposit flows that are relatively “sticky”

Online deposit account opening Technology to Drive Revenue and Save Costs P-to-P payments Scalable infrastructure Residential & small business online loan applications “Thin-client” technology Online budgeting tools >50% of back-office and support staffs in Wheeling

Franchise Expansion Targeted acquisitions in existing markets and new higher-growth metro areas Critical, long-term focus on shareholder return Strong capital and liquidity, along with strong regulatory compliance processes, provides ability to execute transactions quickly Diligent efforts to maintain a community bank-oriented value-based approach to our markets History of successful acquisitions that have improved earnings Contiguous Markets Radius Franchise-Enhancing Acquisitions OLBK: announced Jul-19; closed Nov-19 FFKT: announced Apr-18; closed Aug-18 FTSB: announced Nov-17; closed Apr-18 YCB: announced May-16; closed Sep-16 ESB: announced Oct-14; closed Feb-15 FSBI: announced Jul-12; closed Nov-12 AmTrust: announced Jan-09; closed Mar-09 OAKF: announced Jul-07; closed Nov-07 Note: AmTrust was an acquisition of five branches YCB FFKT FTSB OAKF ESB & FSBI OLBK AmTrust branches

Strategies for Mid-Atlantic Market Success Key leadership and talent retained High-growth market with good demographics Washington D.C. and Baltimore are the 5th and 19th largest MSAs, respectively Strong employment, household income, and projected population growth Median household incomes are 30-60% greater than the national average Opportunity to enhance strong local market presence, #9 deposit market share in Maryland, with enhanced products and services Plans to introduce private banking, securities brokerage, insurance, and trust Full-suite of treasury management and residential mortgage products will enhance already strong performance Lending Higher legal lending limit provides opportunity for larger commercial relationships Opportunities to deepen commercial relationships with interest rate swaps Regional loan committee allows majority of lending decisions to be made locally Lower funding costs than local competitors should enhance loan profitability Note: market share based on 2019 MSA deposit rankings Sources: S&P Global Market Intelligence; Bureau of Economic Analysis, GDP by metropolitan area (MSA) (9/18/2018) Well-positioned for continued, high-quality, and profitable growth in the Mid-Atlantic market

Financial Overview

Financial Performance Summary (Non-GAAP) excludes after-tax merger-related expenses represent annualized net loan charge-offs as percentage of average loans Note: please see the reconciliations to GAAP results in the appendix; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018

Note: financial data as of quarter ending 12/31/2019, and compared to the quarter ending 12/31/2018; certain costs excludes after-tax merger-related expenses; please see the reconciliations to GAAP results in the appendix Financial and Operational Highlights – Q4 2019 Execution of fundamental strategies, control of deposit costs and expenses, and accretion from the Old Line acquisition drove “core” performance Net income increased 1.0% to $45.5 million and EPS declined 8.5% to $0.75, reflecting additional shares from acquisitions (excluding certain costs) Reflects a continued declining rate environment and a relatively flat yield curve; the impact of a 25 b.p. Federal Reserve short-term interest rate cut during October; a pick-up in commercial real estate projects being re-financed or sold earlier than expected; and a full quarter impact of the mandatory limitation on interchange fees for large banks with more than $10 billion in total assets Total year-over-year loan growth of 34.1%, reflects the Old Line merger and organic growth of 1.1%, primarily from C&I and residential real estate Acceleration of CRE projects going to the secondary market, or sold outright, impacted organic loan growth by two percentage points Continued focus on expense management and credit quality Key credit quality metrics continued to remain at, or near, historically low levels Year-to-date efficiency ratio of 56.7%, within long-term target of the mid-50% Successful completion of the merger with Old Line Bancshares, a top ten financial institution in the state of Maryland

Benefits of Core Deposit Funding Advantage Robust legacy deposit base, enhanced by shale energy-related royalties, provides funding advantage in Mid-Atlantic market During the last five years: Total deposits (excluding CDs) have grown organically at a 3% CAGR Total demand deposits have grown organically at a 7% CAGR to represent 50% of total deposits Note: deposit data as of 12/31/2014, 12/31/2018, and 12/31/2019, and reflects quarterly averages Avg Deposits as of 12/31/2019 Funding Cost Interest-Bearing = 0.63% Total Deposits = 0.45% Avg Deposits as of 12/31/2018 Funding Cost Interest-Bearing = 0.60% Total Deposits = 0.43% Avg Deposits as of 12/31/2014 Funding Cost Interest-Bearing = 0.39% Total Deposits = 0.31%

Risk Management and Regulatory Compliance

- Strong legacy of credit and risk management
  - Based upon conservative underwriting standards and approval processes
  - Centralized back-office and loan funding functions
- Mature enterprise risk management program headed by Chief Risk Officer addressing key risks in all business lines and functional areas
- Enhanced compliance and risk management system and testing platform
  - Strong and scalable BSA/AML function
  - Prepared for CFPB consumer compliance supervision
- Strong and improving regulatory capital ratios significantly above regulatory requirements, and higher tangible common equity (TCE) levels
- Seven consecutive "outstanding" CRA ratings since 2003

Basel III Tier 1 Risk-Based Capital Ratio


15.09%
15.31%
15.39%
15.40%
12.89%
4Q18
1Q19
2Q19
3Q19
4Q19
memo
Well-Capitalized
8.0%
Required
6.0%

Basel III Common Equity Tier 1 Capital Ratio


13.14%
13.48%
13.83%
13.87%
12.89%
4Q18
1Q19
2Q19
3Q19
4Q19
memo
Well-Capitalized
6.5%
Required
4.5%

Note: Old Line Bancshares merger closed November 2019; 4Q19 Tier 1 Capital Ratios negatively impacted by the movement of $136.5MM of TruPS from Tier 1 to Tier 2 risk-based capital as required by the Dodd-Frank Act for financial institutions with total assets >$15B (i.e., Tier 1 Risk-Based by ~122bp & Tier 1 Leverage by ~108bp)

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Favorable asset quality measures compared to all U.S. banks with total assets from $10B to 25B Loan Loss Allowance as % of Total Loans Strong Legacy of Credit Quality Note: financial data as of quarter ending 12/31; current year data as of 12/31/2019; please see the reconciliations in the appendix; bank group includes all U.S. banks with total assets of $10B to $25B; peer data from S&P Global Market Intelligence (as of 2/7/2020) and represent simple averages Net Charge-Offs as % of Average Loans Non-Performing Assets as% of Total Assets Criticized & Classified as % of Total Loans

Favorable Operating Metrics Disciplined execution upon growth strategies providing strong performance compared to all U.S. banks with total assets from $10B to 25B Note: financial data as of 12/31 YTD; current YTD data as of 12/31/2019; please see the reconciliations in the appendix; bank group includes all U.S. banks with total assets of $10B to $25B; peer data from S&P Global Market Intelligence (as of 2/7/2020) and represent simple averages (ROATE & ROAA are S&P calculations; Efficiency & NIM are company-reported) Efficiency Ratio Return on Average Assets Return on Average Tangible Equity Net Interest Margin

Returning Value to Shareholders Focus on appropriate capital allocation to provide financial flexibility while continuing to enhance shareholder value through earnings growth and effective capital management Capital management strategy: acquisitions, dividends, share repurchases Q4 2019 dividend payout ratio of 41.3% provides upside potential Q4 2019 dividend yield 3.7%, compared to 2.4% for bank group Q4 2019 shares repurchased 254,688 Note: dividend through November 2019 declaration announcement; WSBC dividend payout ratio based on earnings per share excluding merger-related costs; WSBC dividend yield based upon 1/31/2020 closing stock price of $33.12; bank group includes all U.S. banks with total assets of $10B to $25B; peer data from S&P Global Market Intelligence (as of 2/7/2020); average weighted price per share of shares repurchased $37.30 Tangible Book Value per Share ($) Quarterly Dividend per Share ($) +121% +78%

Appendix

Year-to-date NIM reflects the benefit to asset yields from the increases in the Federal Reserve Board’s target federal funds rate during 2018, the higher margin Farmers Capital acquired net earning assets, and higher purchase accounting As a slightly asset sensitive bank, not immune from the factors affecting margins across the industry, including a continued overall lower long-term rate environment; highlighted by three decreases in the Federal Reserve Board’s target federal funds rate during the second half of 2019, and a relatively flat yield curve Net Interest Margin (NIM) Net Interest Margin (FTE) Note: the “yield curve” represents the spread difference in the market yields for the 2-year and 10-year U.S. Treasury securities; the spread was ~125bp at 12/31/2016 and declined to ~25bp at 12/31/2019 (source: Federal Reserve H.15 Selected Interest Rates)

Financial Performance Summary Trend – Annual Efficiency Ratio (1) Net Income (1) ($MM) (1) excludes merger-related expenses and net deferred tax asset revaluation (as applicable) Note: please see the reconciliations to GAAP results in the appendix; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015 Return on Average Tangible Equity (1) Return on Average Assets (1)

Reconciliation: Efficiency Ratio & Operating Leverage Note: “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009

Reconciliation: Net Income and EPS (Diluted) Note: Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015

(1) three-, six-, and nine-month (as applicable) figures are annualized Note: Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015 Reconciliation: Return on Average Assets

(1) three-, six-, and nine-month (as applicable) figures are annualized; amortization of intangibles tax effected at 21% for 2018 forward, and 35% for all prior periods Note: Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015 Reconciliation: Return on Average Tangible Equity